Derivatives	12 Months Ended
Dec. 31, 2014
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives
Derivatives
We are currently exposed to market risk from changes in interest rates and foreign exchange rates. From time to time, we may enter into a variety of derivative financial instruments in connection with the management of our exposure to fluctuations in interest rates and foreign exchange rates. We do not enter into derivative transactions for speculative purposes; however, for accounting purposes, certain transactions may not meet the criteria for hedge accounting.
On May 30, 2013, we entered into an interest rate swap as a cash flow hedge against future fluctuations in LIBOR rates with an effective date of June 3, 2013. The interest rate swap has a notional value of $712.5 million, does not amortize and matures on December 3, 2017. On a quarterly basis, we pay a fixed rate of 1.56% and receive the greater of 1% or three-month LIBOR.
On June 10, 2013, we entered into an interest rate swap as a cash flow hedge against future fluctuations in LIBOR rates with an effective date of July 1, 2014. The interest rate swap has a notional value of $400.0 million, does not amortize and matures on July 1, 2018. On a quarterly basis, we pay a fixed rate of 1.66% and receive three-month LIBOR.
On December 17, 2014, we entered into a series of foreign currency forward contracts with a bank as a cash flow hedge against future exchange rate fluctuations in Euro. We used the forward contracts to hedge Euro payments for forecasted capital expenditures. The forward contracts have an aggregate notional value of €18.5 million with settlement dates of December 15, 2015, January 15, 2016 and December 15, 2016. Upon each settlement, we pay US Dollars and receive Euros at forward rates ranging from $1.25 to $1.27.
The following table summarizes the fair values of derivatives that are designated as hedge instruments:

Derivatives Designated as Hedging Instruments		December 31,
	Balance Sheet Location	2014	2013
		(in thousands)
Long-term—Interest rate swaps	Other assets	$5,601	$9,726
Short-term—Interest rate swaps	Derivative liabilities, current	(8,381)	(4,984)
Short-term—Foreign currency forward contracts	Derivative liabilities, current	(267)	—
Long-term—Foreign currency forward contracts	Other long-term liabilities	(296)	—
Total		$(3,343)	$4,742

We have elected to not offset the fair value of derivatives subject to master netting agreements, but report them gross on our consolidated balance sheets.
The following table summarizes the cash flow hedge gains and losses:

Derivatives in Cash Flow Hedging Relationships	Gain (Loss) Recognized in Other Comprehensive Income ("OCI") for the Years Ended December 31,			Loss Reclassified from Accumulated OCI into Income for the Years Ended December 31,			Gain (Loss) Recognized in Income (Ineffective Portion and Amount Excluded from Effectiveness Testing) for the Years ended December 31,
	2014	2013	2012	2014	2013	2012	2014	2013	2012
	(in thousands)
Interest rate swaps	$(11,085)	$49,859	$1,868	$7,737	$47,720	$24,419	$—	$—	$—
Foreign currency forward contracts	$(563)	$—	$—	$—	$—	$—	$—	$—	$—

During the years ended December 31, 2014, 2013 and 2012, we reclassified $7.0 million, $47.1 million and $23.9 million to interest expense and $0.8 million, $0.6 million and $0.5 million to depreciation from accumulated other comprehensive income, respectively.
As of December 31, 2014, the estimated amount of net losses associated with derivative instruments that would be reclassified from accumulated comprehensive loss to earnings during the next twelve months was $9.2 million.